SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 30, 1997
(Date of earliest event reported)

Commission File No. 333-35653

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the DiTech Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes, Series 1997-1)


           PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


        Delaware                                    06-1204982
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                               10019
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Address of principal executive offices                         (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.  Other Events

     On October 30, 1997, DiTech Home Loan Owner Trust 1997-1 (the "Trust") issued Home Loan Asset Backed Notes, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 (the "Offered Notes"), having an aggregate original principal balance of $111,000,000. The Offered Notes were issued pursuant to an Indenture, dated as of October 1, 1997 (the "Indenture") between DiTech Home Loan Owner Trust 1997-1 (the "Trust") and The Bank of New York ("BNY", in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1997-1, Class B-1 and Class B-2 having an aggregate initial principal balance of $9,000,000 (collectively, the "Private Notes" and, together with the Offered Certificates, the "Notes"), were also issued pursuant to the Indenture. The Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to a Trust Agreement, dated as of October 1, 1997 (the "Trust Agreement") among the Registrant, DiTech Funding Corporation (the "Transferor"), Bankers Trust (Delaware) (the "Owner Trustee") and BNY (in such capacity, the "Paying Agent"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Trust, consisting principally of a pool of closed-end, fixed-rate home loans (the "Loans") which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Loans were transferred to the Issuer by the Registrant pursuant to a Sale and Servicing Agreement, dated as of October 1, 1997 (the "Sale and Servicing Agreement") among the Trust, the Registrant, the Transferor and BNY, a copy of which is filed as an exhibit hereto.

     In addition, the Trust, the Transferor and BNY, as administrator of the Trust have entered into an Administration Agreement, dated as of October 1, 1997 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Distribution Date (as defined in the Sale and Servicing Agreement). Monthly distributions in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------

         (EX-4.1) Indenture, dated as of October 1, 1997, between DiTech Home Loan Owner Trust 1997-1 and The Bank of New York.

         (EX-4.2) Sale and Servicing Agreement, dated as of October 1, 1997, among PaineWebber Mortgage Acceptance Corporation IV, DiTech Home Loan Owner Trust 1997-1, DiTech Funding Corporation and The Bank of New York.

         (EX-99.1)            Administration  Agreement,  dated as of October 1,
                              1997,  among DiTech Home Loan Owner Trust  1997-1,
                              DiTech  Funding  Corporation  and The  Bank of New
                              York.

         (EX-99.2)            Trust  Agreement,  dated as of  October  1,  1997,
                              among PaineWebber Mortgage Acceptance  Corporation
                              IV,  DiTech  Funding  Corporation,  Bankers  Trust
                              Delaware and The Bank of New York.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


October 30, 1997

                                 By:  /s/ Barbara J. Dawson
                                      ---------------------
                                      Barbara J. Dawson
                                      Senior Vice President

                                INDEX TO EXHIBITS

                                                                    Paper (P) or
Exhibit No.                         Description                     lectronic(E)
-----------                         -----------                     ------------

(EX-4.1)                   Indenture, dated as of October 1, 1997,          E
                           between DiTech Home Loan Owner
                           Trust 1997-1 and The Bank of New York.



(EX-4.2)                   Sale and Servicing Agreement,                    E
                           dated as of October 1, 1997, among
                           PaineWebber Mortgage Acceptance
                           Corporation IV, DiTech Home Loan
                           Owner Trust 1997-1, DiTech Funding
                           Corporation and The Bank of New York.



(EX-99.1)                  Administration  Agreement,  dated  as  of       E
                           October 1, 1997,  among  DiTech  Home Loan
                           Owner Trust 1997-1, DiTech Funding
                           Corporation and The Bank of New York.



(EX-99.2)                  Trust  Agreement,  dated  as of  October  1,    E
                           1997, among  PaineWebber  Mortgage
                           Acceptance  Corporation  IV, DiTech  Funding
                           Corporation,  Bankers Trust Delaware and The
                           Bank of New York.